EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 23, 1996, by and between Consolidated Graphics, Inc., a Texas corporation (the "Company"), and Dennis Rampe, an individual resident in California (the "Holder");

                                   WITNESSETH:

              WHEREAS, it is a condition to the consummation of the transactions contemplated by that certain Stock Purchase Agreement dated as of February 23, 1996 (the "Stock Purchase Agreement") by and between the Company and the Holder that this Agreement be executed and delivered by the Company and the Holder;

              NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

              Section 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below:

              "AGREEMENT" shall mean this Registration Rights Agreement.

              "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or legal holiday for banks in the State of Texas.

              "COMMISSION" shall mean the Securities and Exchange Commission.

              "COMMON STOCK" shall mean the Company's common stock, par value $.10 per share, or any successor class of the Company's common stock.

              "COMPANY" shall mean Consolidated Graphics, Inc.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              "HOLDER" shall mean Dennis Rampe.

              "INSPECTORS" shall mean any Holder of Registrable Securities, any underwriter participating in any disposition of Registrable Securities pursuant to a Piggyback Registration and any attorney, accountant or other agent retained by such Holder or underwriter.

              "LIABILITIES" shall mean all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation).
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              "NEW COMMON STOCK" shall mean the shares of Common Stock to be acquired by the Holder pursuant to the Stock Purchase Agreement, together with any Related Securities.

              "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

              "PIGGYBACK REGISTRATION" shall mean the registration of Registrable Securities pursuant to a registration statement filed by the Company under the Securities Act as set forth in Section 2 of this Agreement.

              "RECORDS" shall mean all financial and other records, pertinent corporate documents and properties of the Company.

              "REGISTRABLE SECURITIES" shall mean the New Common Stock and any Related Securities, until such time as the New Common Stock and the Related Securities have been (i) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, (ii) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or
(iii) repurchased by the Company.

              "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with the Piggyback Registration pursuant to this Agreement, including without limitation all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (not including salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or interim review or "cold comfort" letters required by or incident to such performance) and the fees and expenses of any special experts retained by the Company in connection with such registration (including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities).

              "RELATED SECURITIES" shall mean any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights) the New Common Stock.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

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              "STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement dated as of February 23, 1996 between the Company and the Holder.

              Section 2. PIGGYBACK REGISTRATION. (a) If at any time after the date hereof until February 22, 1998, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any other Person of any class of equity security, including any security convertible into or exchangeable for any equity security (other than a registration statement on Form S-4 or S-8 (or their successor forms) or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Holder at least twenty (20) days before the anticipated filing date, and such notice shall offer such Holder the opportunity to register such number of Registrable Securities as the Holder may request. The Company shall use reasonable diligence to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holder of Registrable Securities requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Holder that the total amount of securities which the Holder, the Company and any other Persons intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering (including the price at which such securities can be sold), then the amount of Registrable Securities to be offered for the accounts of the Holder shall be reduced to the extent necessary, in the opinion of such managing underwriter, to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter; PROVIDED, that the reduction imposed upon Holder shall not be greater, on a fractional basis, than the reduction imposed upon other Persons whose piggyback registration rights are PARI PASSU with those granted hereby with respect to the amount of securities requested for inclusion in such registration. The Company is authorized to proceed on the basis of any notice of election received from the Holder within ten days after giving notice to the Holder of the proposed offering. If no response is received from the Holder within such ten-day period, the Company may deem that the Holder does not elect to participate in the proposed offering.

              (b) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any registration statement if the proposed registration is (1) a registration of a stock option or other employee incentive compensation plan or of securities issued or issuable pursuant to any such plan; (2) a registration of securities issued or issuable pursuant to a stockholder reinvestment plan or other similar plan; (3) a registration of securities issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated company; or (4) a registration of securities pursuant to a "rights" or other similar plan designed to protect the Company's stockholders from a coercive or other attempt to take control of the Company.

              (a) The Company may withdraw any registration statement and abandon any proposed offering initiated by the Company without the consent of the Holder, notwithstanding

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the request of the Holder to participate therein in accordance with this provision, if the Company determines, in good faith in its sole discretion, that such action is in the best interests of the Company and its stockholders (for this purpose, the interest of the Holder shall not be considered).

              Section 3. RESTRICTIONS ON PUBLIC SALE BY HOLDER. To the extent not inconsistent with applicable law, including insurance codes, the Holder of Registrable Securities that are included in a registration statement registering Registrable Securities pursuant to this Agreement agrees not to effect any public sale or distribution of the issue being registered (or any securities of the Company convertible into or exchangeable or exercisable for securities of the same type as the issue being registered) during the 14 days before, and during the 90-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriters in the case of an underwritten public offering by the Company of securities of the same type as the Registrable Securities.

              Section 4. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days before, and during the 90-day period beginning on, the effective date of any registration statement in which the Holder is participating (except pursuant to such registration statement).

              Section 5. COOPERATION BY HOLDERS. The offering of Registrable Securities by the Holder shall comply in all respects with the applicable terms, provisions, and requirements set forth in this Agreement, and the Holder shall timely provide the Company with all information and materials required to be included in a registration statement that (a) relate to the offering; (b) are in possession of the Holder; and (c) relate to the Holder, and to take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement shares of the Holder, if the Holder has failed to furnish such information which, in the written opinion of counsel to the Company, is required in order for the registration statement to be in compliance with the Securities Act.

              Section 6. REGISTRATION PROCEEDINGS. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company will act as expeditiously as possible to:

              (a) prepare and file with the Commission a registration statement which includes the Registrable Securities and use reasonable diligence to cause such registration statement to become effective; PROVIDED, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the Holder and the underwriters, if any, draft copies of all such documents proposed to be filed at least five (5) Business Days prior thereto, which documents will be subject

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       to the reasonable review of the Holder and such underwriters, and the
       Company Will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holder or the underwriters with respect to such Registrable Securities, if any, shall reasonably object, and will notify the Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

              (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of 180 days (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the 9O-day period referred to in Section 3(3) of the Securities Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus. The Company shall not be deemed to have complied with its obligations hereunder to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in the Holder being prevented from selling the Registrable Securities during that period unless such action is required under applicable law;

              (c) furnish to the Holder and the underwriter or underwriters, if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Holder or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by the Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto, provided by the Company to the Holder and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); PROVIDED, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holder copies of all documents proposed to be filed which documents will be subject to the review of such counsel;

              (d) notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to

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
       state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (e) use reasonable diligence to cause the Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (including, for this purpose, NASDAQ) on which the Common Stock of the Company is then listed or proposed to be listed, if any;

              (f) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover such 12-month period, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act as soon as feasible;

              (g) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

              (h) if reasonably requested by the managing underwriter or underwriters or the Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holder requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by the Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of such Registrable Securities, and promptly make all required filings of such prospectus supplement or post-effective amendment;

              (i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to the Holder;

              (j) on or before the date on which the registration statement is declared effective, use reasonable diligence to register or qualify, and cooperate with the Holder, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for

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      offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the Holder or such underwriter reasonably requests in writing, to use reasonable diligence to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;


              (k) cooperate with the Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Holder may request, subject to the underwriters' obligation to return any certificates representing securities not sold;


              (l) use reasonable diligence to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

              (m) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other reasonable actions as the Holder or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

              (n) make available for inspection by the Inspectors the Records, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all Records reasonably requested by any such Inspector in connection with such registration statement; PROVIDED, that with respect to any Records that are confidential, the Inspectors shall execute such confidentiality agreements as the Company may reasonably request in order to maintain the confidentiality of confidential Records; and

              (o) use reasonable diligence in connection with any underwritten offering to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters may reasonably request.

The Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this Section 6, will forthwith discontinue disposition of the

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Registrable Securities Until receipt by the Holder of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this
Section 6 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, the Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in subsection (b) of this Section 6 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder has received the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 6 hereof or the notice that they may resume use of the prospectus.

      Section 7. REFERENCE TO HOLDER IN REGISTRATION STATEMENT. If such registration statement refers to the Holder by name or otherwise as the holder of any securities of the Company, then the Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to the Holder, to the effect that the holding by the Holder of such securities is not to be construed as a recommendation of the Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Holder will assist in meeting any future financial requirements of the Company, or (b) if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Holder.

      Section 8. REGISTRATION EXPENSES. All Registration Expenses incident to the Company's performance of or compliance with the Piggyback Registration pursuant to this Agreement, except underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of the Holders of Registrable Securities, will be borne by the Company.

      Section 9. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Holder or investment advisor thereof against all Liabilities arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon any untrue statement or omission based upon information with respect to such indemnified Person furnished in writing to the Company by such indemnified Person expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder or to such other extent as the Company and such underwriters may agree.

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      Section 10. INDEMNIFICATION BY HOLDER. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information with respect to the name and address of the Holder and the amount of Registrable Securities held by the Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) against any Liabilities resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon any information with respect to the Holder so furnished in writing by the Holder specifically for inclusion in any prospectus or registration statement.

      Section 11. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement and, unless in the written opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

      Section 12. CONTRIBUTION. If the indemnification provided for in Sections 9 and 10 from the indemnifying party is unavailable to an indemnified party hereunder in respect of Liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relative equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a

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material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 11, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Company pursuant to Sections 9, 10, 11 and 12 shall be further subject to such additional express agreements of the Company as may be required to facilitate an underwritten offering, provided that no such agreement shall in any way limit the rights of the Holder under this Agreement or create additional obligations of the Holder not set forth herein, except as otherwise expressly agreed in writing by the Holder.

      Section 13. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Holder may not participate in any underwritten registration hereunder unless the Holder (a) agrees to sell the Registrable Securities on the terms of and on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (which shall be the Company in the case of an offering of securities by the Company), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      Section 14. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available other nonconfidential information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such other action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time; or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

      Section 15. RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of equity capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, in each case as the amounts

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of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date of this Agreement.

              Section 16. OPINIONS. When any legal opinion is required to be delivered hereunder, such opinion may contain such qualifications as may be customary or otherwise appropriate for legal opinions in similar circumstances.

              Section 17. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by personal delivery, facsimile, cable, telegram or telex, or such notice shall be deemed given to such person on the third (3rd) day after mailing if mailed to the person to whom notice is to be given by registered or certified mail, postage prepaid, return receipt requested, or by reputable air courier service to the respective parties as follows:

           IF TO THE COMPANY. TO:

           Consolidated Graphics, Inc.
           2210 West Dallas Street
           Houston, Texas 77019
           Attention: Joe  R. Davis, Chairman and
                           Chief Executive Officer

           WITH A COPY TO:

           Keck, Mahin & Cate
           First City Tower
           1001 Fannin Street
           Houston, Texas 77002
           Attention: R. Clyde Parker, Jr., Esq.

           IF TO THE HOLDER. TO.

           Dennis Rampe
           1844 Robin Hood Road
           Vista, California 92084

           WITH A COPY TO:

           Alan S. Rich, A Professional Law Corporation
           2141 Palomar Airport Road
           Suite 350
           Carlsbad, California 92009
           Attention: Alan S. Rich, Esq.

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or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt, and that failure to copy legal counsel shall not invalidate notices otherwise properly given.

      Section 18. APPLICABLE LAW. This contract is entered into under, and shall be governed for all purposes by, the internal laws of the State of Texas.

      Section 19. AMENDMENT AND WAIVER. This Agreement may be amended, and the provisions hereof may be waived, only by a written instrument signed by (a) the Holder and (b) the Company. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

      Section 20. REMEDY FOR BREACH OF CONTRACT. The parties agree that if there is any breach or asserted breach of the terms, covenants, or conditions of this Agreement, the remedy of the parties hereto shall be at law and in equity and injunctive relief shall lie for the enforcement of or relief from any provisions of this Agreement. If any remedy or relief is sought and obtained by any party against one of the other parties pursuant to this Section 20, the other party shall, in addition to the remedy of relief so obtained, be liable to the party seeking such remedy or relief for the reasonable expenses incurred by such party in successfully obtaining such remedy or relief, including the reasonable fees and expenses of such party's counsel.

      Section 21. SEVERABILITY. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be construed to be invalid or unenforceable, in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement, or the application thereof to any Person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

      Section 22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

      Section 23. HEADINGS. The section and paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

      Section 24. BINDING EFFECT. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their

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
respective heirs, legal representatives, successors, and permitted assigns, and is not intended to confer upon any other Person any right or remedies hereunder.

      Section 25. ENTIRE AGREEMENT. This Agreement, together with the other agreements referenced herein, constitutes the entire agreement and supersedes all prior agreements, understandings, both written and oral, among the parties with respect to the subject matter hereof.

      Section 26. INFORMATION. So long as the Holder owns Registrable Securities, the Holder agrees to deliver to the Company, upon request, such information about the Holder and the holdings of Registrable Securities by the Holder as the Company may reasonably request as is necessary to permit the Company to prepare and file its annual report on Form 10-K and its proxy statements under the Exchange Act.

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
              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            CONSOLIDATED GRAPHICS, INC.

                                            By:/s/JOE R. DAVIS
                                               Joe R. Davis,  Chairman and Chief
                                               Executive Officer

                                           /s/ DENNIS RAMPE
                                               Dennis Rampe

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